EXHIBIT 21

 Subsidiaries                                                    State of
     Name                                             #          Incorporation
- ----------------------------------------------       ---         -------------
Little Rock, Ar., L.T., Inc.                         255         Arkansas
Peoria Linens 'n Things, Inc.                        427         Arizona
Tempe L.T., Inc.                                     430         Arizona
Bloomington, Mn., L.T., Inc./Scottsdale Az           439         Arizona
Bloomington, Mn., L.T., Inc./Town & Country Az       440         Arizona
Treasurer Island LT Inc.                             485         Arizona
Sacramento, Ca., L.T., Inc.                          237         California
Citrus Heights, Ca., L.T., Inc.                      238         California
Roseville, Ca., L.T., Inc.                           273         California
Great Mall L.T., Inc.                                369         California
La Jolla Linens 'n Things, Inc.                      381         California
Hillside, L.T., Inc.                                 386         California
Mission L.T., Inc.                                   391         California
Northridge Pavilion L.T., Inc.                       392         California
Stevens Creek L.T., Inc.                             394         California
West Covina L.T., Inc.                               415         California
L.A. Metro Mall L.T., Inc.                           428         California
Torrance L.T., Inc.                                  431         California
South Coast Linens 'n Things, Inc.                   448         California
Fresno Linens 'n Things, Inc.                        463         California
Rockford L.T., Inc.                                  468         California
Thousand Oaks Linens 'n Things Inc.                  475         California
Encinitas Linens 'n Things Inc.                      480         California
Dublin Linens 'n Things Inc.                         482         California
Olympic Los Angeles Linens 'n Things, Inc.           491         California
Goleta Linens 'n Things, Inc.                        495         California
Stevenson Ranch Linens 'n Things, Inc.               503         California
Montclair Linens 'n Things, Inc.                     512         California
Murrieta Linens 'n Things, Inc.                      513         California
Meadows Marketplace Linens 'n Things, Inc.           401         Colorado
Belleview Shores L.T., Inc.                          412         Colorado
Bloomington Mn., L.T., Inc./West Minster             433         Colorado
Newington, Ct., L.T., Inc.                           251         Connecticut
The Plaza at Buckland L.T., Inc.                     355         Connecticut
Federal Road L.T., Inc.                              359         Connecticut
Norwalk L.T., Inc.                                   360         Connecticut
Avon L.T., Inc.                                      373         Connecticut
Milford L.T., Inc.                                   379         Connecticut
Fairfield L.T., Inc.                                 410         Connecticut
Farmington Linens 'n Things, Inc.                    457         Connecticut
EWK Miami, Inc.                                      143         Florida
International Drive L.T., Inc.                       214         Florida
Clearwater, Fl., L.T., Inc.                          235         Florida
Fort Myers, Fl., L.T., Inc.                          248         Florida
Sarasota, Fl., L.T., Inc.                            258         Florida
Pembroke Commons L.T., Inc.                          275         Florida
Colonial (Orlando, Fl.) L.T., Inc.                   284         Florida
Renaissance Center L.T., Inc.                        296         Florida
Miami L.T., Inc.                                     305         Florida
Westland Promenade L.T., Inc.                        318         Florida
Carrollwood Commons L.T., Inc.                       331         Florida
Highland Lake L.T., Inc.                             333         Florida
Festival Shoppes L.T., Inc.                          335         Florida
Naples L.T., Inc.                                    411         Florida
Venetian Isle L.T., Inc.                             346         Florida
Coral Springs L.T., Inc.                             354         Florida
Aventura L.T., Inc.                                  374         Florida
Fort Meyers L.T., Inc.                               375         Florida
Miami-Flagler L.T., Inc.                             402         Florida
The Fountains L.T., Inc.                             425         Florida
Tampa Linens 'n Things, Inc.                         434         Florida
Orlando Linens 'n Things Inc.                        450         Florida
Pelican Plaza Linens 'n Things, Inc.                 455         Florida
Colonial Plaza Linens 'n Things, Inc.                459         Florida
Federal Hwy. Linens 'n Things, Inc.                  477         Florida
Gwinnett, Ga., L.T., Inc.                            279         Georgia
Memorial Drive L.T., Inc.                            308         Georgia
Shannon L.T., Inc.                                   311         Georgia
Kings Market L.T., Inc.                              313         Georgia
Kennesaw L.T., Inc.                                  314         Georgia
Marietta L.T., Inc.                                  316         Georgia
Stone Mountain L.T., Inc.                            328         Georgia
Peach L.T., Inc.                                     358         Georgia
Perimter L.T., Inc.                                  388         Georgia
Alpharetta, L.T., Inc.                               393         Georgia
Gwinnett L.T., Inc.                                  398         Georgia
Barrett Place L.T., Inc.                             400         Georgia
Laweranceville Market Linens 'n Things, Inc.         484         Georgia
EWK Deerfield, Inc.                                  137         Illinois
Skokie L.T., Inc.                                    175         Illinois
Woodbridge L.T., Inc.                                215         Illinois
Vernon Hills L.T., Inc.                              224         Illinois
Southpoint L.T., Inc.                                299         Illinois
Linens 'n Things, Inc.                               329         Illinois
Naperville, Il., L.T., Inc.                          337         Illinois
Bloomingdale, Il., L.T., Inc.                        338         Illinois
Lincoln Park, Il., L.T., Inc.                        348         Illinois
Schaumburg Il. L.T., Inc.                            349         Illinois
Lakeview Il., L.T., Inc.                             356         Illinois
Chicago, Il., L.T., Inc.                             363         Illinois
Clark Street LT Inc.                                 399         Illinois
Downers Grove L.T., Inc.                             408         Illinois
Rivertree Court LT, Inc.                             418         Illinois
Northbrook L.T., Inc.                                420         Illinois
Michigan Avenue Linens 'n Things, Inc.               474         Illinois
Skokie Linens 'n Things, Inc.                        476         Illinois
Allisonville Road Linens 'n Things, Inc.             465         Indiana
Overland Park L.T., Inc.                             220         Kansas
Great Mall L.T., Inc.                                435         Kansas
Overland Park Linens 'n Things, Inc.                 464         Kansas
Elmwood L.T., Inc.                                   226         Louisiana
EWK Kittery, Inc.                                    163         Maine
EWK Greenbelt, Inc.                                  124         Maryland
EWK Gaithersburg, Inc.                               144         Maryland
EWK Briggs Chaney, Inc.                              155         Maryland
Annapolis L.T., Inc.                                 219         Maryland
Mid Pike Plaza L.T., Inc.                            302         Maryland
101 South York Road L.T., Inc                        424         Maryland
Canton L.T., Inc.                                    196         Massachusetts
Burlington L.T., Inc.                                197         Massachusetts
Franklin, Ma., L.T., Inc.                            247         Massachusetts
North Attleborough L.T., Inc.                        319         Massachusetts
Swampscott L.T., Inc.                                324         Massachusetts
Danvers L.T., Inc.                                   365         Massachusetts
Framingham LT, Inc.                                  436         Massachusetts
Burlington Linens 'n Things, Inc.                    499         Massachusetts
Ann Arbor L.T., Inc.                                 173         Michigan
Rochester Hills Linens 'n Things, Inc.               451         Michigan
Novi Linens 'n Things, Inc.                          453         Michigan
Lakeside Linens 'n Things, Inc.                      511         Michigan
Bloomington, Mn., L.T., Inc.                         244         Minnesota
St. Louis, Mn., L.T., Inc.                           261         Minnesota
Rockford L.T., Inc.                                  334         Minnesota
Woodbury Village L.T., Inc.                          340         Minnesota
Mall of America L.T., Inc.                           351         Minnesota
Town & Country L.T., Inc.                            380         Missouri
Clayton L.T., Inc.                                   384         Missouri
Independence Linens 'n Things, Inc.                  472         Missouri
Omaha L.T., Inc.                                     216         Nebraska
Las Vegas LT, Inc.                                   445         Nevada
Henderson Linens 'n Things Inc.                      466         Nevada
Linens 'n Things, Inc.                               800         New Jersey
EWK Somerville, Inc.                                 115         New Jersey
EWK Clifton, Inc.                                    116         New Jersey
Fairfield L.T., Inc.                                 210         New Jersey
Toms River L.T., Inc.                                236         New Jersey
Sayreville L.T., Inc.                                263         New Jersey
Deptford Crossing L.T., Inc.                         295         New Jersey
Shrewsbury L.T., Inc.                                320         New Jersey
Castle Ridge L.T., Inc.                              343         New Jersey
Menlo Park L.T., Inc.                                344         New Jersey
East Gate Square L.T., Inc.                          350         New Jersey
Linens 'n Things, Inc.                               353         New Jersey
Springfield L.T., Inc.                               421         New Jersey
Somerville L.T., Inc.                                441         New Jersey
Princeton Linens 'n Things, Inc.                     462         New Jersey
Totowa Linens 'n Things, Inc.                        483         New Jersey
Albuquerque Linens 'n Things, Inc.                   500         New Mexico
EWK Niagara, Inc.                                    444         New York
EWK Penfield, Inc.                                   156         New York
EWK Henrietta, Inc.                                  403         New York
EWK Colonie, Inc.                                    165         New York
Jefferson Yorktown L.T., Inc.                        186         New York
Onondaga County L.T., Inc.                           292         New York
Middletown L.T., Inc.                                326         New York
McKinley L.T., Inc.                                  327         New York
Bailey L.T., Inc.                                    347         New York
Bayshore L.T., Inc.                                  366         New York
Penfield L.T., Inc.                                  371         New York
Brooktown L.T., Inc.                                 377         New York
Carle Place L.T., Inc.                               382         New York
Patchogue L.T., Inc.                                 390         New York
Manhasset Linens 'n Things Inc.                      493         New York
EWK Charlotte, Inc.                                  132         North Carolina
EWK Alamance, Inc.                                   136         North Carolina
EWK Greensboro, Inc.                                 153         North Carolina
Raleigh L.T., Inc.                                   471         North Carolina
Winston-Salem L.T., Inc.                             178         North Carolina
Ashville L.T., Inc.                                  179         North Carolina
Wilmington L.T., Inc.                                460         North Carolina
Pleasant Valley (Raleigh, N.C.) L.T., Inc.           283         North Carolina
Cary, N.C., L.T., Inc.                               325         North Carolina
Centrum L.T., Inc.                                   342         North Carolina
EWK Kings Island, Inc.                               161         Ohio
Columbus L.T., Inc.                                  207         Ohio
Cleveland L.T. Store, Inc.                           212         Ohio
Sawmill L.T., Inc.                                   396         Ohio
Kenwood L.T., Inc.                                   422         Ohio
Cassinelli Square L.T., Inc.                         426         Ohio
North Oklahoma L.T., Inc.                            159         Oklahoma
Tulsa Linens 'n Things, Inc.                         461         Oklahoma
Rockvale Square L.T., Inc.                           294         Pennsylvania
Montgomeryville L.T., Inc.                           362         Pennsylvania
Lincoln Plaza L.T., Inc.                             368         Pennsylvania
Willow Grove Linens 'n Things, Inc.                  449         Pennsylvania
Marple Linens 'n Things, Inc.                        456         Pennsylvania
Garden City L.T., Inc.                               370         Rhode Island
EWK Murfreesboro, Inc.                               118         Tennessee
EWK Lakeland, Inc.                                   134         Tennessee
EWK Memphis, Inc.                                    147         Tennessee
EWK Nashville, Inc.                                  169         Tennessee
Hickory Ridge, L.T., Inc.                            339         Tennessee
Memphis Linens 'n Things, Inc.                       501         Tennessee
EWK North Richland Hills, Inc.                       150         Texas
Plano L.T., Inc.                                     167         Texas
Preston L.T., Inc.                                   405         Texas
Beltline L.T., Inc.                                  361         Texas
Grapevine Linens 'n Things, Inc.                     364         Texas
Post Oak L.T., Inc.                                  367         Texas
Hulen L.T., Inc.                                     372         Texas
Baybrook L.T., Inc.                                  376         Texas
West Park Boulevard L.T., Inc.                       397         Texas
Preston L.T., Inc.                                   405         Texas
Vista Ridge L.T., Inc.                               409         Texas
San Pedro L.T., Inc.                                 413         Texas
Gateway Square L.T., Inc.                            423         Texas
Sugarland L.T., Inc.                                 438         Texas
Woodlands L.T., Inc.                                 442         Texas
Arlington Linens 'n Things, Inc.                     443         Texas
San Antonio Linens 'n Things, Inc.                   446         Texas
Mesquite, Tx Linens 'n Things, Inc.                  447         Texas
Town & County Village Linens 'n Things, Inc.         452         Texas
SouthTowne Marketplace Linens 'n Things, Inc.        508         Texas
EWK Chittenden, Inc.                                 151         Vermont
EWK Falls Church, Inc.                               129         Virginia
EWK Springfield, Inc.                                131         Virginia
EWK Richmond, Inc.                                   157         Virginia
EWK Williamsburg, Inc.                               158         Virginia
EWK Virginia Beach, Inc.                             170         Virginia
Dale City L.T., Inc.                                 206         Virginia
Landmark L.T., Inc.                                  298         Virginia
Moorefield L.T., Inc.                                300         Virginia
Portsmouth Station L.T., Inc.                        303         Virginia
Greenbriar L.T., Inc.                                322         Virginia
Tysons Station L.T., Inc.                            323         Virginia
Vienna L.T., Inc.                                    330         Virginia
Springfield L.T., Inc.                               378         Virginia
Sterling L.T., Inc.                                  387         Virginia
Parham L.T., Inc.                                    389         Virginia
Pentagon Centre L.T., Inc.                           419         Virginia
Westpark Linens 'n Things, Inc.                      458         Virginia
Fairfax Linens 'n Things, Inc.                       489         Virginia
Virginia Beach Linens 'n Things Inc.                 497         Virginia
Tukwila Linens 'n Things, Inc.                       469         Washington
Lynnwood Linens 'n Things, Inc.                      514         Washington
Brookfield Linens 'n Things, Inc.                    454         Wisconsin